(File Nos. 811-4244; 02-96141)

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to ss.240.14a-12

                             Sound Shore Fund, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]      No Fee Required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11

                  1) Title of each class of securities to which transaction
                     applies:
                     ____________________________
                  2) Aggregate number of securities to which transaction
                     applies:
                     ____________________________
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                     ____________________________
                  4) Proposed maximum aggregate value of transaction:
                     ____________________________
                  5) Total fee paid:
                     ____________________________

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:
                     ____________________________
                  2) Form, Schedule or Registration Statement No.:
                     ____________________________
                  3) Filing Party:
                     ____________________________
                  4) Date Filed:
                     ____________________________

                            SOUND SHORE FUND, INC.
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                (800) 551-1980
                                                              December 12, 2005
Dear Shareholder:

     On behalf of the Board of Directors of Sound Shore Fund, Inc., I invite you to a Special Meeting of shareholders to be held at 11:00 a.m. (E.S.T.), on January 23, 2006 at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112.

     The sole purpose of the Special Meeting is to seek shareholder approval of the election of the current Board and the addition of three board members. The Board believes that the Fund and the Board can benefit from new Directors who bring complimentary experience and perspective to the current Board.

     YOUR VOTE IS IMPORTANT. PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE, YOU SAVE THE FUND THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

     As the date of the Special Meeting approaches, if we have not already heard from you, you may be contacted with a reminder to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                          Sincerely,
                                          /s/ Harry Burn, III
                                          Chairman
                                          Sound Shore Fund, Inc.

                            SOUND SHORE FUND, INC.
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                (800) 551-1980
                               -----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               January 23, 2006
                               -----------------
To the Shareholders of
Sound Shore Fund, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of Sound Shore Fund, Inc. (the "Fund"), will be held at the offices of Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, the Fund's counsel, on January 23, 2006 at 11:00 a.m. (E.S.T.), for the following purpose, which is more fully described in the accompanying Proxy Statement dated December 12, 2005:

    1. To elect eight Directors of the Fund; and
    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The close of business on November 9, 2005 has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Enclosed with this notice is a Proxy Statement, which includes information relevant to the proposal. This notice and related Proxy Statement are first being mailed to the Fund's shareholders on or about December 19, 2005. The enclosed proxy is being solicited on behalf of the Fund's current Directors.

REPRESENTATION OF YOUR SHARES AT THE SPECIAL MEETING IS VERY IMPORTANT. ACCORDINGLY, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY PROMPTLY SO THAT A QUORUM MAY BE PRESENT AND THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. IF YOU ARE UNABLE TO ATTEND THIS SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO BY REVOKING YOUR PROXY PRIOR TO THE COMMENCEMENT OF THE SPECIAL MEETING. YOU MAY ALSO REVOKE A PROXY BY VOTING IN PERSON AT THE SPECIAL MEETING.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT CITIGROUP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, AT 1 (800) 551-1980.

                                          By order of the Board of Directors,
                                          /s/ Harry Burn, III
                                          Chairman
                                          Sound Shore Fund, Inc.

Portland, Maine
December 12, 2005

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE.

                            SOUND SHORE FUND, INC.
                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                                (800) 551-1980
                               -----------------
                                PROXY STATEMENT
                               -----------------
INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sound Shore Fund, Inc., a Maryland corporation (the "Fund"). The Fund is a registered, open-end investment company whose principal office is located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at the Special Meeting of shareholders (the "Meeting") of the Fund to be held at the offices of Dechert LLP, the Fund's counsel, located at 30 Rockefeller Plaza, New York, New York 10112 on January 23, 2006, at 11:00 a.m. (E.S.T.), and any adjournment thereof for the purpose set forth below. This Proxy Statement and the enclosed notice of Meeting and proxy card are being mailed to shareholders on or about December 19, 2005.

Purpose of Meeting

     The Meeting is being called to elect the Fund's current Board of Directors (the "Board") and to add three additional Directors of the Fund, each to serve until his successor has been elected and qualified. In addition to the foregoing, the shareholders may transact any other business as may properly come before the Meeting or any adjournment thereof.

     The Board knows of no business, other than the election of Directors that will be presented for consideration. If any other matter properly comes before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote in accordance with their judgment on such matters.

Voting Process and Options

     The close of business on November 9, 2005 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof (the "Record Date"). As of the Record Date, there were 56,362,107 shares outstanding of the Fund. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received prior to the commencement of the Meeting will be counted at the Meeting and any adjournment thereof. A plurality of all votes cast at the Meeting at which a quorum is present is sufficient to elect each Director. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as proxies to vote in favor of the election of the nominees as Directors.

     Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Directors. Each Director nominee has consented to stand for election and to serve as a Director if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

     THE FUND WILL FURNISH WITHOUT CHARGE A COPY OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORT TO ANY FUND SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE MADE BY CALLING CITIGORUP FUND SERVICES, LLC AT 1 (800) 551-1980, OR BY WRITING THEM AT TWO PORTLAND SQUARE, PORTLAND, MAINE, 04101.

Vote Required to Approve Election of Directors

     Election of each of the listed nominees for Director of the Fund will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     The Board recommends that the Shareholders of the Fund vote "FOR" the election of each nominee.

     If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal.

     You may vote on the proposal by utilizing one of the following options:

By Mail:   Complete the enclosed Proxy Card and return it in the postage paid envelope provided.

In Person: Attend the Special Meeting in person at 11:00 a.m. (E.S.T.) on January 23, 2006, at the offices of
           Dechert LLP, 30 Rockefeller Plaza, New York, New York 10112.

   If you plan to vote by mail, you should complete the Proxy Card by:

    (1)Indicating whether you vote "for" all nominees, withhold authority to vote for all nominees or wish to vote to elect all nominees except as noted on the Proxy Card by checking the appropriate box on the Proxy Card;

    (2)Signing and dating the Proxy Card; and

    (3)Returning the Proxy Card in the enclosed postage-paid envelope.

     To change your vote, you may send a written notice of revocation (the "Revocation Letter") to the Fund's Secretary, Shanna S. Sullivan, care of Citigroup Fund Services, LLC, at Two Portland Square, Portland, Maine, 04101, or personally cast a vote at the Meeting. The Revocation Letter, which must be received prior to the commencement of the meeting, must:

    (1)Identify you;

    (2)State that as a Fund shareholder, you revoke your prior vote; and

    (3)Indicate whether you vote FOR all nominees, withhold authority to vote for all nominees or wish to vote to elect all nominees, except as noted in your Revocation Letter.

     The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Fund and regular employees of the Fund, Sound Shore Management, Inc. ("Sound Shore Management"), the Fund's investment adviser, and Citigroup Fund Services, LLC, the Fund's administrator, transfer agent and fund accountant. The Fund will bear all of the costs of the Meeting and the preparation, printing, mailing and solicitation of this Proxy Statement and the tabulation of the Proxy Cards.

INFORMATION REGARDING FUND MANAGEMENT

     The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Maryland. Among its duties, the Board generally meets and reviews on a quarterly basis the acts of all of the Fund's service providers. This review also includes a periodic review of the service providers' agreements and fees charged to the Fund.

                  PROPOSAL 1: ELECTION OF BOARD OF DIRECTORS

     Pursuant to the Fund's Nominating Committee Charter, the Fund's Nominating Committee submitted its nomination of the slate of Directors described below to the full Board.

     The members of the Nominating Committee, which is comprised of all the Independent Directors, have had under consideration for more than a year adding additional Independent Directors to the Board.

     At a Board meeting held on October 27, 2005, the Nominating Committee presented its recommendation to the full Board and the full Board unanimously voted to propose that a slate composed of all of the incumbent Directors together with Messrs. Clark, Ghriskey, and Kelso be put to the shareholders with the recommendation that the shareholders vote in favor of all nominees.

     In contemplation of an increase in the size of the Board at the October 27, 2005 Board meeting, the Directors also voted to amend the Fund's by-laws to increase the number of Directors to eight. The Fund's by-laws provide that the number of Directors shall be fixed from time to time by resolution of the Board adopted by a majority of the Directors then in office; provided, however, that the number of Directors shall in no event be more than twenty.

     The nominees for Director and their principal occupations for at least the last five years are set forth in the table below. Each Director holds office until his or her successor is elected and qualified. Except for Messrs. Clark, Kelso, and Ghriskey, all nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed.

INDEPENDENT DIRECTOR NOMINEES

                                                                                   Number of
                                                                                 Portfolios in
                                                                                     Fund          Other
                                                Term of                             Complex    Directorships
                                              Office and        Principal         Overseen By     Held by
                               Position with   Length of    Occupation During     Nominee for   Nominee for
Name, Address and Age            the Fund     Time Served  the Past Five Years     Director      Director
---------------------         --------------- ----------- ---------------------- ------------- -------------
Dr. D. Kenneth Baker          Director; Audit   March     Retired, since 1999;         1           None
3088 Fairway Woods,           Committee         1987 to   Consultant, Princeton
Carolina Trace                (member);         present   University,
Sanford, North Carolina 27330 Nominating                  1990--1998;
Born: October 1923            Committee                   Consultant,
                              (Chair);                    University of
                              Valuation                   Pennsylvania,
                              Committee                   1992--1998
                              (member)

Harry W. Clark                N/A               N/A       Managing Partner,           N/A          None
151 Stanwich Road                                         Stanwich Group LLC
Greenwich, Connecticut 06830                              (public policy
Born: March 1949                                          consulting firm) since
                                                          January 2001;
                                                          Managing Partner,
                                                          Clark & Weinstock
                                                          (policy and
                                                          communications
                                                          consulting firm) July
                                                          1987-December 2001

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund          Other
                                               Term of                             Complex    Directorships
                                             Office and        Principal         Overseen By     Held by
                              Position with   Length of    Occupation During     Nominee for   Nominee for
Name, Address and Age           the Fund     Time Served  the Past Five Years     Director      Director
---------------------        --------------- ----------- ---------------------- ------------- -------------
H. Williamson Ghriskey Jr.   N/A               N/A       Director/Portfolio          N/A          None
1 Buckfield Lane                                         Manager, Trainer
Greenwich, Connecticut 06831                             Wortham (investment
Born: May 1944                                           counselling firm)
                                                         from September 1978
                                                         to present (Director
                                                         since September
                                                         1997)

John L. Lesher               Director; Audit   April     President, Jack Lesher       1           None
402 West Lyon Farm Drive     Committee         1985 to   & Associates
Greenwich, Connecticut 06831 (member and       present   (management
Born: February 1934          former Chair);              consulting) since
                             Nominating                  1999
                             Committee
                             (member);
                             Valuation
                             Committee
                             (member)

David Blair Kelso            N/A               N/A       Managing Partner,           N/A          None
87 Hillcrest Ave.                                        Kelso Advisory
Summit, New Jersey 07901                                 Services (consulting
Born: September 1952                                     firm) since October
                                                         2003; Executive Vice
                                                         President, Strategy &
                                                         Finance, Aetna, Inc.
                                                         (insurance firm) from
                                                         September 2001
                                                         through September
                                                         2003; Chief Financial
                                                         Officer, Executive
                                                         Vice President, and
                                                         Managing Director,
                                                         Chubb, Inc.
                                                         (insurance firm) from
                                                         August 1996 through
                                                         August 2001;
                                                         Director, Aspen
                                                         Holdings, Inc.
                                                         (insurance firm) from
                                                         June 2005 through
                                                         the present; Director,
                                                         Kelso Risk
                                                         Management
                                                         (insurance brokerage)
                                                         September 1990
                                                         through the present

                                                                                 Number of
                                                                               Portfolios in
                                                                                   Fund          Other
                                               Term of                            Complex    Directorships
                                             Office and        Principal        Overseen By     Held by
                              Position with   Length of    Occupation During    Nominee for   Nominee for
Name, Address and Age           the Fund     Time Served  the Past Five Years    Director      Director
---------------------        --------------- ----------- --------------------- ------------- -------------
John J. McCloy II            Director; Audit   April     Director, Clean             1           None
313 Stanwich Road            Committee         1985 to   Diesel Technology,
Greenwich, Connecticut 06830 (Chair);          present   Inc. (environmental
Born: November 1937          Nominating                  technology firm)
                             Committee                   since 2005; Director,
                             (member);                   Ashland Management
                             Valuation                   (investment
                             Committee                   management) since
                             (member)                    2003; Chairman,
                                                         SpringerRun, Inc.
                                                         (marketing) since
                                                         2002; Director,
                                                         American Council on
                                                         Germany (non-profit
                                                         entity) since 2002;
                                                         Chairman, Gravitas
                                                         Technologies, Inc.
                                                         (information
                                                         technology) since
                                                         2001; Entrepreneur,
                                                         J.J. McCloy II, Inc.
                                                         (investment
                                                         management) since
                                                         1980

INTERESTED DIRECTOR NOMINEES

     Harry Burn, III and T. Gibbs Kane, Jr. are "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act") by virtue of their position as shareholders, senior officers and Directors of Sound Shore Management, the Fund's investment adviser.

                                                                              Number of
                                                                            Portfolios in
                                                                                Fund          Other
                                             Term of                           Complex    Directorships
                                           Office and       Principal        Overseen By     Held by
                             Position with  Length of   Occupation During    Nominee for   Nominee for
Name, Address and Age          the Fund    Time Served the Past Five Years    Director      Director
---------------------        ------------- ----------- -------------------- ------------- -------------
Harry Burn, III, M.B.A.      Chairman and  April 1985  Chairman and               1           None
8 Sound Shore Drive          Director;     to present  Director, Sound
Greenwich, Connecticut 06830 Valuation     (Chairman   Shore Management
Born: January 1944           Committee     September   (investment adviser)
                             (member)      1992 to     since 1978;
                                           present)    Chartered Financial
                                                       Analyst

                                                                              Number of
                                                                            Portfolios in
                                                                                Fund          Other
                                             Term of                           Complex    Directorships
                                           Office and       Principal        Overseen By     Held by
                             Position with  Length of   Occupation During    Nominee for   Nominee for
Name, Address and Age          the Fund    Time Served the Past Five Years    Director      Director
---------------------        ------------- ----------- -------------------- ------------- -------------
T. Gibbs Kane, Jr.           President and   April     President and              1           None
8 Sound Shore Drive          Director;       1985 to   Director, Sound
Greenwich, Connecticut 06830 Valuation       present   Shore Management
Born: May 1947               Committee                 (investment adviser)
                             (member)                  since 1978;
                                                       Chartered Financial
                                                       Analyst

OFFICERS

     The officers of the Fund are listed below along with a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund.

                                                                                    Number of
                                                                                  Portfolios in     Other
                                                                 Principal        Fund Complex  Directorships
                                           Term of Office       Occupation         Overseen By     Held by
                             Position with and Length of      During the Past      Nominee for   Nominee for
Name, Address and Age          the Fund    Time Served(1)       Five Years          Director      Director
---------------------        ------------- -------------- ----------------------- ------------- -------------
Shanna S. Sullivan           Secretary,(1)    October     Vice President,              N/A           N/A
8 Sound Shore Drive          Valuation        1985 to     Treasurer, Secretary
Greenwich, Connecticut 06830 Committee        present     and Director, Sound
Born: August 1945            (Chair)                      Shore Management
                                                          (investment adviser)
                                                          since 1979

Simon D. Collier             Treasurer(1)     April       Managing Director            N/A           N/A
Two Portland Square                           2005 to     and Principal
Portland, Maine 04101                         present     Executive Officer,
Born: October 1961                                        Foreside Fund
                                                          Services, LLC, the
                                                          Fund's Distributor,
                                                          since 2005; Chief
                                                          Operating Officer and
                                                          Managing Director,
                                                          Global Fund Services,
                                                          Citibank, N.A. 2003-
                                                          2005; Managing
                                                          Director, Global
                                                          Securities Services for
                                                          Investors, Citibank,
                                                          N.A. 1999-2003.

--------
(1)Term of service is indefinite.

Ownership of Shares of the Fund

     The following table shows the aggregate dollar range of equity securities beneficially owned by each nominee for Director in the Fund as of November 9, 2005. The information as to ownership of securities, which appears below, is based on statements furnished to the Fund by the Director nominees.

                                                             Aggregate Dollar Range of Equity
                                                               Securities in All Registered
                                                              Investment Companies Overseen
                           Dollar Range of Equity Securities by Director or Nominee in Family
Nominee                               in the Fund               of Investment Companies(2)
-------                    --------------------------------- --------------------------------
Dr. D. Kenneth Baker......           over $100,000                         N/A
Harry Burn III(3).........           over $100,000                         N/A
Harry W. Clark............               None                              N/A
H. Williamson Ghriskey Jr.               None                              N/A
T. Gibbs Kane, Jr.(3).....           over $100,000                         N/A
David Blair Kelso.........           over $100,000                         N/A
John L. Lesher............               None                              N/A
John J. McCloy II.........               None                              N/A

   As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of the Fund:

Name and Address                                             Shares   % of Fund
----------------                                           ---------- ---------
Charles Schwab Co. Inc.--Mutual Fund Special               20,335,695  36.08%
Custody Account for Exclusive Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp. Custody for              15,051,665  26.71%
Exclusive Benefit of Customers
P.O. Box 3908
Church Street Station
New York, NY 10008-3908

JP Morgan Chase Bank as Trustee for Benefit of              6,092,596  10.81%
Sun Microsystems Inc. Tax Deferred Retirement Savings Plan
9300 Ward Parkway
Kansas City, MO 64114

     As of the same date, no Director nominee owned more than 1% of the outstanding shares of the Fund and the Director nominees and executive officers of the Fund, as a group, owned less than 1% of the Fund. Compensation of Directors

     For the period covered below, each Independent Director received quarterly fees of $750 plus $1,000 per meeting attended. Effective October 27, 2005, each Independent Director receives quarterly fees of $1,250 plus $5,000 per meeting attended in person and $2,000 per meeting attended by telephone. Directors are reimbursed for travel and related expenses incurred in attending meetings of the Board. Interested Directors do not receive compensation for their services or reimbursement for their associated expenses. No officer of the Fund is compensated by the Fund.

--------
(2)The Fund is not a member of a family of investment companies.
(3)Messrs. Burn and Kane are deemed to be interested persons by virtue of their position as shareholders, senior officers and Directors of Sound Shore Management, the Fund's investment adviser.

     The following table sets forth the fees paid to each Independent Director by the Fund for the fiscal year ended December 31, 2004.

                                     Pension or
                                     Retirement
                                      Benefits
                       Aggregate   Accrued as Part    Estimated       Total
                      Compensation     of Fund     Annual Benefits Compensation
 Name, Position        from Fund      Expenses     upon Retirement  from Fund
 --------------       ------------ --------------- --------------- ------------
 Dr. D. Kenneth Baker    $6,250          $0              $0           $6,250
 Charles J. Hedlund*.    $2,250          $0              $0           $2,250
 John L. Lesher......    $3,000          $0              $0           $3,000
 John J. McCloy II...    $5,250          $0              $0           $5,250
 Walter R. Nelson*...    $5,250          $0              $0           $5,250

--------
* Mr. Hedlund passed away in June 2004 and Mr. Nelson resigned as a Director of the Fund in December 2004.

Information Concerning Fund Committees

     AUDIT COMMITTEE Pursuant to a charter adopted by the Board, the Audit Committee oversees the Fund's fund accounting and auditing processes. The Audit Committee is comprised of all the Independent Directors. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). The Board determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. The Board believes that the Audit Committee, as a group, possesses many of the attributes of an "audit committee financial expert." During the fiscal year ended December 31, 2004, the Audit Committee met two times.

     VALUATION COMMITTEE Pursuant to a charter adopted by the Board, the Valuation Committee is composed of all Independent Directors, any two officers of the Fund and a representative of Sound Shore Management. The purpose of the Committee is to ensure that the securities and others assets of the Fund are valued in accordance with the Fund's Portfolio Valuation Procedures. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2004, the Valuation Committee did not need to meet.

     NOMINATING COMMITTEE Pursuant to a charter adopted by the Board, the Nominating Committee oversees the composition of both the Board as well as the various committees of the Fund. The Nominating Committee is comprised of all the Independent Directors. A copy of the charter for the Fund's Nominating Committee follows as Exhibit A to this Proxy Statement. Under the Nominating Committee Charter, the Committee reviews candidates for, and makes nominations of, Independent Directors to the Board. The Charter provides that the Committee is to (i) evaluate candidates' qualifications and their independence from the Fund's investment adviser and other principal service providers; (ii) select persons who are "independent" in terms of both the letter and the spirit of the Investment Company Act; and (iii) consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence, such as business, financial or family relationships with managers or service providers. It also must periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new directors.

     In light of this directive, the members of the Nominating Committee have had under informal consideration for more than a year adding additional Independent Directors to the Board who could bring complementary experience and perspective to the Board. Members of the Nominating Committee and Interested Directors identified and approached several candidates they thought would be appropriate. Of those persons who declined to serve as a Director, the main reason cited was the need to travel to Board meetings in New York City. The candidates the Nominating Committee ultimately selected were recommended by an Interested Director. The Nominating Committee sought candidates that it believed would be independent. The Nominating Committee believes that the personal background of the nominees they selected indicates an understanding of the role registered investment companies play in offering investment options to the public and an appreciation of the role and responsibilities that Independent Directors are given under the Investment Company Act as well as relevant business expertise. The nominees were interviewed by Messrs. Baker and McCloy.

     The Fund is not required to hold annual meetings of shareholders for the election of Directors, and, as is the case with most open-end funds, it holds shareholder elections for the election of Directors only when, pursuant to the requirements of the Investment Company Act, less than a stipulated number of the Directors in office were elected by shareholders. Consequently, the Nominating Committee has not adopted a policy with regard to the consideration of Director candidates by shareholders, nor has it established formal procedures to be followed by shareholders who might wish to submit a recommendation. Shareholders may always communicate with the Board as described later in this Proxy Statement.

Information Regarding Directors' Attendance at Board Meetings

     For the Fund's most recent fiscal year ended December 31, 2004, the Board held four regular meetings and one special meeting. Each Director attended all such meetings except for Mr. Lesher who attended one of the five Board meetings due to health reasons. Due to these health reasons, Mr. Lesher also only attended one of the two Audit Committee meetings held during the 2004 fiscal year.

Independent Nominee Ownership of Securities of Sound Shore Management and Related Companies

     As of November 9, 2005, no Independent Director or nominee or any of his immediate family members owned, beneficially or of record, securities of the Fund's investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with Sound Shore Management or the principal underwriter.

OTHER INFORMATION

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP ("Deloitte") serves as the independent registered public accounting firm to the Fund. On January 27, 2005, the Audit Committee of the Fund approved and the Board ratified the selection by the Audit Committee of Deloitte as the independent registered public accounting firm to the Fund for the fiscal year ending December 31, 2005. Representatives of Deloitte are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     AUDIT FEES. For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed for services rendered by Deloitte for the audit of the Fund's annual financial statements and the review of the Fund's annual registration statement filing which includes the Fund's financial statements and other applicable regulatory filings were $25,500 and $ 24,000, respectively.

     TAX FEES. For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning were: $3,500 and $3,400, respectively. The nature of the services rendered included tax compliance in the form of tax filings with the Internal Revenue Service.

     ALL OTHER FEES. For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed for products and services provided by Deloitte to the Fund, other than the fees reported above, were $1,500 for each year. These services consisted of a review of fee analyses prepared in connection with the Fund's annual advisory contract renewal.

     SOUND SHORE MANAGEMENT FEES. For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate non-audit fees billed for professional services rendered by Deloitte to Sound Shore Management were: $37,500 and $7,500, respectively. The nature of the services rendered included tax compliance in the form of tax filings with the Internal Revenue Service, tax advice and tax planning as well as the audit of Sound Shore Management' composite performance.

     PRE-APPROVAL REQUIREMENTS FOR AUDIT AND NON-AUDIT SERVICES. The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as defined under Rule 2-01(c)(4) of Regulation S-X) for the Fund. In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" (as defined under Rule 2-01(c)(4)) to be provided to Sound Shore Management by the Fund's independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor's independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if such services constitute not more than 5% of the total amount of revenues paid by the Fund and Sound Shore Management collectively to the Fund's independent auditor during the fiscal year in which such services are provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

     The Audit Committee pre-approved all of the "Audit Fees," "Tax Fees," and "All Other Fees" assessed to the Fund and disclosed above.

Investment Adviser and Other Service Providers

     Sound Shore Management, Inc., the Fund's investment adviser, is located at 8 Sound Shore Drive, Greenwich, Connecticut 06830.

     Citigroup Fund Services, LLC, located at Two Portland Square, Portland, Maine 04101, provides administration, fund accounting, and transfer agency services to the Fund. Citibank, N.A. serves as the Fund's custodian. Foreside Fund Services, LLC (the "Distributor"), located at Two Portland Square, Portland, Maine 04101, serves as the Fund's distributor. Pursuant to a Compliance Services Agreement with the Fund, the Distributor also provides the Fund with a Treasurer/Chief Financial Officer and a Chief Compliance Officer as well as with certain other compliance services. The Fund's Chief Financial Officer is a principal of the Distributor.

Shareholder Proposals

     Proposals must be received in advance of a proxy solicitation and at a reasonable time before the Fund begins to print and mail its proxy materials. The mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at a meeting. The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for subsequent shareholder meetings should send proposals to the Secretary of the Fund, Shanna S. Sullivan, care of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101.

Communications with the Board of Directors

     Shareholders who wish to communicate with the Board with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members, care of Secretary, Sound Shore Fund, Inc., Two Portland Square, Portland, Maine 04101.

Director Attendance at Annual Meetings of Shareholders

     Pursuant to the Fund's by-laws, the Fund is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. Because annual meetings are very infrequent, the Fund has not adopted a policy regarding Director attendance at annual meeting of shareholders.

                       EXHIBIT A TO THE PROXY STATEMENT
                         NOMINATING COMMITTEE CHARTER
                            SOUND SHORE FUND, INC.

     1. MEMBERSHIP

     (a) The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Sound Shore Fund, Inc. (the "Fund") shall be composed of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and who are appointed by the Board from time to time.

     (b) The Board shall appoint a Chairperson of the Committee.

     2. PURPOSES

     (a) The Committee shall oversee the composition of both the Board as well as the various committees of the Fund to ensure that competent and capable candidates fill these positions.

     (b) The Committee shall ensure that the selection is conducted in such a fashion so as to enhance the independence of disinterested Directors whose primary loyalty is to the shareholders of the Fund.

     3. DUTIES AND POWERS

     (a) The Committee shall review candidates for, and make nominations of independent Directors to the Board. In carrying out this duty, the Committee shall: (i) evaluate candidates' qualifications and their independence from the Fund's investment adviser and other principal service providers; (ii) select persons who are "independent" in terms of both the letter and the spirit of the 1940 Act; and (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers.

     (b) The Committee shall periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new Directors.

     (c) The Committee shall review the membership of each committee established by the Board.

     4. PROCEDURAL MATTERS

     (a) The Committee shall meet periodically as it deems necessary.

     (b) The Committee shall review its operations periodically and recommend changes to this Charter to the Board as appropriate.

     (c) The Committee shall prepare minutes of and report to the Board with respect to all of its meetings.

     (d) The Committee shall have the authority to make reasonable expenditures related to the aforementioned duties and tasks that will be reimbursed by the Fund.

                              SOUND SHORE FUND, INC.
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                                 (800) 551-1980
                                      PROXY

This Proxy is Solicited on Behalf of the Board of Directors

Revoking any such prior appointments, the undersigned appoints each of Harry Burn, III and T. Gibbs Kane, Jr. proxies, each with the power of substitution to vote all of the shares of the common stock of Sound Shore Fund, Inc. (the "Fund"), registered in the name of the undersigned at the Special Meeting of shareholders of the Fund to be held at the offices of Dechert LLP, the Fund's counsel, 30 Rockefeller Plaza, New York, New York 10112, on January 23, 2006 at 11:00 a.m. (E.S.T.), and at any adjournment or adjournments thereof.

The shares of common stock represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. If no instructions are given and the Proxy is properly executed, such shares will be voted FOR the Election of all nominees. The Board of Directors recommends voting FOR all nominees.

PLEASE FILL IN APPLICABLE BOX USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

1. ELECTION OF DIRECTORS

------------------------------------ -------------------------- ------------------------- ----------------------------
                                                                      WITHHOLD
                                                                    AUTHORITY TO                FOR ELECTING ALL
                                         FOR ELECTING ALL           VOTE FOR ALL               NOMINEES EXCEPT AS
                                             NOMINEES                 NOMINEES                     NOTED BELOW
------------------------------------ -------------------------- ------------------------- ----------------------------
Dr. D. Kenneth Baker
------------------------------------
Harry Burn III
------------------------------------
Harry W. Clark
------------------------------------
H. Williamson Ghriskey Jr.
------------------------------------
T. Gibbs Kane, Jr.
------------------------------------
David Blair Kelso
------------------------------------
John L. Lesher
------------------------------------
John J. McCloy II
------------------------------------ -------------------------- ------------------------- ----------------------------

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME ON THE LINES BELOW

                  ======================================

                  ======================================

                  ======================================

                  ======================================

The proxies are authorized to vote in their discretion on any other business, which may properly come before the Meeting, and any adjournments thereof.

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of shareholders to be held on January 23, 2006. Please sign and date this Proxy in the space provided. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

 ----------------------------------------------------------     ---------------
 Authorized Signature                                                 Date
 ----------------------------------------------------------
 Printed Name (and Title if Applicable)
 ----------------------------------------------------------     ---------------
 Authorized Signature (Joint Investor or Second Signatory)            Date
 ----------------------------------------------------------
 Printed Name (and Title if Applicable)